UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 1, 2006

CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-5667	04-2271897
(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS	02210-2019
(Address of Principal Executive Offices)	(Zip Code)

(617) 345-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 1, 2006, Cabot Corporation issued a press release announcing its operating results for the fourth quarter and fiscal year ended September 30, 2006.  A copy of the press release, together with fourth quarter and full fiscal year supplemental business information, are furnished herewith as Exhibits 99.1 and 99.2.

Item 9.01  Financial Statements and Exhibits.

(c)          Exhibits.

99.1                                                   Press release issued by Cabot Corporation on November 1, 2006

99.2                                                   Fourth Quarter and Full Fiscal Year 2006 Supplemental Business Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

	By:	/s/ James P. Kelly
Name: James P. Kelly
Title: Controller

Date: November 1, 2006

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Press release issued by Cabot Corporation on November 1, 2006
99.2	Fourth Quarter and Full Fiscal Year 2006 Supplemental Business Information